UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22399

Oppenheimer Currency Opportunities Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 11/29/2013

Item 1. Reports to Stockholders.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/29/13*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	JPMorgan 3-Month Global Cash Index
6-Month	-1.01%	-3.24%	2.96%

1-Year	-5.13	-7.26	0.11

Since Inception (6/30/10)	-1.01	-1.66	3.34

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*November 29, 2013, was the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Consolidated Financial Statements. Index returns are calculated through November 30, 2013.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of -1.01% during the six-month reporting period, lagging its benchmark, the JPMorgan 3-Month Global Cash Index, which returned 2.96%. We attribute these results to relatively strong performance from the euro, which comprises nearly half of the benchmark while the Fund maintains a more diversified portfolio of currencies. Additionally, our exposure to emerging market currencies hurt performance in what was a volatile environment for emerging markets.

MARKET OVERVIEW

Just days before the start of the six-month reporting period, investors throughout the world were surprised by remarks from Federal Reserve (the ‘Fed’) Chairman Ben Bernanke that many analysts interpreted as a signal that U.S. monetary policymakers would soon begin to back away from an ongoing quantitative easing program involving monthly purchases of $85 billion of U.S. government agency securities. This apparent shift to a more moderately accommodative monetary policy was widely considered to be a response to a gradual, but sustained, domestic economic recovery driven by declining unemployment and recovering housing markets. Indeed, the United States seemed to be at the forefront of a global economic rebound, as Europe and Japan showed signs of emerging from recession and a long period of economic stagnation, respectively. In contrast, many emerging markets continued to struggle with economic slowdowns as the pace of industrial and infrastructure development slackened in China, India, and other developing nations.

Speculation regarding the timing of the Fed’s plans to taper its bond purchasing program created uncertainty in international financial markets, prompting global investors to withdraw investment capital from riskier emerging markets in favor of traditional safe havens in more developed regions of the world, including the United States and Europe. The European Central Bank’s relatively tight monetary policy lent further support to the euro. As a result, the euro and U.S. dollar strengthened in the weeks after Chairman Bernanke’s remarks, and most emerging market currencies weakened. The Japanese yen also weakened against the U.S. dollar and euro, primarily due to a new government’s aggressive efforts to reflate Japan’s domestic economy.

Foreign exchange markets generally stabilized in July and rallied from August through October when the Fed unexpectedly refrained from tapering its quantitative easing program and some countries considered financial reforms to shore up their economies and attract investment capital. Local institutional investors took advantage of attractive

3      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

valuations after the sell-off, and foreign investors soon followed their lead. However, investors proved highly selective, favoring countries with current account surpluses and balanced budgets. Investors also weighed the credibility of individual nations’ central banks, avoiding nations that do not appear to be addressing inflationary pressures effectively.

FUND PERFORMANCE

The Fund’s results lagged that of its benchmark for the reporting period overall, due mainly to the Fund’s underweight position in the strong-performing euro relative to the JPMorgan 3-Month Global Cash Index. The Fund has exposure to the euro, but in our judgment, allocating approximately 50% of assets to a single currency is not a prudent investment strategy. At the same time, we maintained our position in emerging market currencies that are not represented in the benchmark. In a volatile period for emerging markets, this positioning detracted during the six-month reporting period.

In an environment of heightened market volatility, we reduced the Fund’s exposure to foreign currencies through hedges against the Canadian dollar, British pound, Russian ruble, Japanese yen, and Turkish lira. This strategy proved effective, as most of the hedged currencies lost value against the U.S. dollar. Instead, we emphasized the euro and the currencies of emerging markets whose economies are closely linked to that of the European Union, such as the Polish zloty, Hungarian forint, and the currencies of various Scandinavian countries. The Fund also held overweight exposure to the Taiwan new dollar and Mexican peso, which tend to be sensitive to the currency of their major export market, the United States. The Fund generally held underweight positions in commodities-producing nations that suffered amid the emerging markets slowdown, such as Canada, New Zealand, and Russia. The Fund also held relatively light exposure to the British pound and Japanese yen, as the balance of payments in these countries appears to be deteriorating.

STRATEGY & OUTLOOK

As of the reporting period’s end, we have seen few signs of change from the trends that prevailed over much of the reporting period. Economic growth appears to be relatively robust in the United States, while Europe is growing more slowly and it seems that it may have put the worst of its financial crisis behind it. Japan remains on an aggressively stimulative path that may be likely to further devalue the yen against the U.S. dollar and euro. The emerging markets are still sharply divided between countries with relatively attractive economic fundamentals and those that appear to be mired in the economic doldrums.

In light of these conditions, we remain bullish on the U.S. dollar, which seems likely to see additional strength as the domestic economic recovery gains traction. We express this bullish view on the greenback by hedging a substantial portion of the Fund’s foreign currency exposure, therefore having far less

4      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

than 100% in foreign currencies. It is worth noting that the start of the process of tapering the Fed’s quantitative easing program appears to already be priced into the U.S. dollar, and further gains are likely to be driven by improving economic data. We also have remained relatively positive on the euro, but we are aware that much of the region’s economic improvement already has been reflected in the currency. Therefore, we have hedged the Fund’s exposure to the euro through underweight exposure to the British pound. We also hold a favorable view of currencies linked to the euro, including the Hungarian forint and Polish zloty. We continue to hold a strategic underweight position in the Japanese yen. In the emerging markets, we are optimistic regarding the Indian rupee, which we believe may benefit from attractive interest rates and a shrinking current account deficit. We also have maintained a favorable view of the Mexican peso, which is closely linked to the strong U.S. dollar and may benefit from financial reforms and the country’s improved competitive position.

On the other hand, we generally have continued to shy away from currencies that we regard as vulnerable to fragile economic conditions, falling commodity prices, and expanding trade deficits. These concerns led to underweight positions in the Brazilian real, Turkish lira, South African rand, Canadian dollar, New Zealand dollar, Chilean peso and Russian ruble. However, we are watchful for opportunities for short-term, tactical trades in the full range of emerging market currencies as market conditions evolve.

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Top Holdings and Allocations*

TOP TEN HOLDINGS

Oppenheimer Institutional Money Market Fund, Cl. E	23.0%
Japan Treasury Bills, 0.082%, Series 379, 1/15/14	19.6
Canada Treasury Bills, 0.927%, 3/27/14	10.0
Kingdom of Belgium Treasury Bills, 0.073%, 1/16/14	7.0
United Mexican States Treasury Bills, 4.01%, 1/23/14	3.6
Republic of South Korea Treasury Bonds, 3%, Series 1312, 12/10/13	3.5
United Kingdom Treasury Bills, 0.323%, 1/6/14	3.5
Federal Republic of Germany Bonds, 2.25%, 4/11/14	3.5
Republic of Singapore Sr. Unsec. Bonds, 0.25%, 2/1/14	3.3
Commonwealth of Australia Sr. Unsec. Bonds, 6.25%, Series 125, 6/15/14	3.0

Portfolio holdings and allocations are subject to change. Percentages are as of November 29, 2013, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

*November 29, 2013 was the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Consolidated Financial Statements.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	23.7%
Japan	21.2
Canada	10.4
Belgium	7.2
Mexico	3.7
South Korea	3.6
United Kingdom	3.6
Germany	3.6
Singapore	3.5
Australia	3.1

Portfolio holdings and allocation are subject to change. Percentages are as of November 29, 2013, and are based on total market value of investments.

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REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of November 29, 2013, and are based on the total market value of investments.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/29/13

	Inception Date	6-Month	1-Year	Since Inception
Class A (OCOAX)	6/30/10	-1.01%	-5.13%	-1.01%
Class C (OCOCX)	6/30/10	-1.39	-5.88	-1.76
Class I (OCOIX)	9/28/12	-0.86	-4.90	-4.92
Class N (OCONX)	6/30/10	-1.09	-5.35	-1.24
Class Y (OCOYX)	6/30/10	-0.87	-5.11	-0.84

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/29/13
	Inception Date	6-Month	1-Year	Since Inception
Class A (OCOAX)	6/30/10	-3.24%	-7.26%	-1.66%
Class C (OCOCX)	6/30/10	-2.38	-6.82	-1.76
Class I (OCOIX)	9/28/12	-0.86	-4.90	-4.92
Class N (OCONX)	6/30/10	-2.08	-6.30	-1.24
Class Y (OCOYX)	6/30/10	-0.87	-5.11	-0.84

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25% and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class I and Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the JPMorgan 3-Month Global Cash Index (expressed in USD), an equal-weighted aggregate of the cash indices of 13 countries. Each country’s cash index measures the total return of a notional, rolling, daily investment in a 3-month constant maturity deposit in such country’s currency. The Index is unmanaged and cannot be purchased directly by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

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Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 29, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value June 1, 2013	Ending Account Value November 29, 2013	Expenses Paid During 6 Months Ended November 29, 2013

Class A	$1,000.00	$989.90	$5.87

Class C	1,000.00	986.10	9.65

Class I	1,000.00	991.40	4.43

Class N	1,000.00	989.10	7.17

Class Y	1,000.00	991.30	4.53

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,019.05	5.96

Class C	1,000.00	1,015.26	9.79

Class I	1,000.00	1,020.49	4.49

Class N	1,000.00	1,017.75	7.27

Class Y	1,000.00	1,020.39	4.59

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended November 29, 2013 are as follows:

Class	Expense Ratios

Class A	1.18%

Class C	1.94

Class I	0.89

Class N	1.44

Class Y	0.91

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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CONSOLIDATED STATEMENT OF INVESTMENTS November 29, 2013* / Unaudited

		Principal Amount	Value
Foreign Government Obligations—72.7%
Australia—3.0%
Commonwealth of Australia Sr. Unsec. Bonds, 6.25%, Series 125, 6/15/14	AUD	1,560,000	$1,449,795
Belgium—7.0%
Kingdom of Belgium Treasury Bills, 0.073%, 1/16/14[1]	EUR	2,500,000	3,395,949
Canada—10.0%
Canada Treasury Bills, 0.927%, 3/27/14[1]	CAD	5,150,000	4,834,241
Germany—3.5%
Federal Republic of Germany Bonds, 2.25%, 4/11/14	EUR	1,225,000	1,676,757
Hungary—2.4%
Hungary Government Bonds, 5.50%, 2/12/14	HUF	260,000,000	1,177,363
Ireland—2.4%
Ireland Treasury Bonds, 4%, 1/15/14	EUR	855,000	1,166,396
Italy—2.8%
Italian Republic Buoni Ordinari del Tesoro BOT, 0.779%, 1/31/14[1]	EUR	1,000,000	1,357,679
Japan—19.6%
Japan Treasury Bills, 0.082%, Series 379, 1/15/14[1]	JPY	970,000,000	9,469,417
Malaysia—2.5%
Malaysia Sr. Unsec. Bonds, 5.094%, Series 2/04, 4/30/14	MYR	3,855,000	1,206,115
Mexico—3.6%
United Mexican States Treasury Bills, 4.01%, 1/23/14	MXN	23,000,000	1,745,883
Portugal—0.9%
Portuguese Republic Treasury Bills, 1.315%, 4/18/14	EUR	315,000	425,739
Singapore—3.3%
Republic of Singapore Sr. Unsec. Bonds, 0.25%, 2/1/14	SGD	2,000,000	1,593,458
South Korea—3.5%
Republic of South Korea Treasury Bonds, 3%, Series 1312, 12/10/13	KRW	1,795,000,000	1,696,249
Spain—2.4%
Spain Letras del Tesoro, 0.765%, 2/21/14[1]	EUR	850,000	1,153,597
Turkey—2.3%
Republic of Turkey Unsec. Bonds, 10%, 12/4/13	TRY	2,230,000	1,104,452
United Kingdom—3.5%
United Kingdom Treasury Bills, 0.323%, 1/6/14[1]	GBP	1,035,000	1,693,569
Total Foreign Government Obligations (Cost $35,506,846)			35,146,659

	Counterparty		Exercise Price	Expiration Date		Contracts
Over-the-Counter Options Purchased—1.4%
BRL Currency Call[2]	CFI	USD	2.160	12/27/13	BRL	8,640,000	397
CAD Currency Put[2]	BOAC	MXN	12.270	1/14/14	CAD	2,000,000	17,827
CAD Currency Put[2]	BOAC	USD	1.060	8/26/14	CAD	2,120,000	57,836
EUR Currency Put[2]	BAC	PLN	4.190	12/19/13	EUR	4,000,000	16,519
EUR Currency Put[2]	BOAC	PLN	4.190	1/17/14	EUR	3,000,000	23,668

12      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

	Counterparty		Exercise Price	Expiration Date		Contracts	Value
Over-the-Counter Options Purchased (Continued)
EUR Currency Call[2,3]	BOAC	USD	1.290	1/17/14	EUR	1,500,000	$50
INR Currency Call[2]	GSCO	USD	63.000	5/23/14	INR	305,500,000	98,982
JPY Currency Put[2]	CFI	USD	101.300	12/24/13	JPY	506,500,000	79,521
JPY Currency Put[2]	CFI	USD	101.400	2/14/14	JPY	507,000,000	114,075
JPY Currency Put[2]	NOMHI	USD	98.300	12/24/13	JPY	491,500,000	202,007
MXN Currency Call[2]	BOAC	USD	12.480	12/19/13	MXN	49,920,000	549
NOK Currency Call[2]	BAC	USD	5.690	12/19/13	NOK	28,450,000	28
SGD Currency Put[2]	BOAC	USD	1.280	8/27/14	SGD	5,120,000	54,292
Total Over-the-Counter Options Purchased (Cost $721,079)							665,751

						Shares
Investment Company—23.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[4,5] (Cost $11,128,726)						11,128,726	11,128,726
Total Investments, at Value (Cost $47,356,651)						97.1%	46,941,136
Assets Net of Other Liabilities						2.9	1,387,322

Net Assets						100.0%	$48,328,458

Footnotes to Consolidated Statement of Investments

*November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

1. Zero coupon bond reflects effective yield on the date of purchase.

2. Non-income producing security.

3. Knock-in option becomes eligible for exercise if at any time spot rates are less than or equal to 1.270 USD per 1EUR.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended November 29, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares May 31, 2013	Gross Additions	Gross Reductions	Shares November 29, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	13,168,166	49,348,593	51,388,033	11,128,726

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$ 11,128,726	$ 6,239
5. Rate shown is the 7-day yield as of November 29, 2013.

13      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts as of November 29, 2013

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	12/2013	BRL	4,450	USD	1,914	$–	$9,177
BAC	01/2014	EUR	2,145	USD	2,906	8,506	–
BAC	02/2014	HUF	220,000	USD	997	–	10,436
BAC	02/2014	PLN	6,570	USD	2,111	560	–
BAC	01/2014	SEK	13,040	USD	2,046	–	58,985
BAC	12/2013	USD	1,987	BRL	4,450	82,300	–
BAC	01/2014	USD	1,480	CLP	771,000	42,343	–
BAC	01/2014	USD	1,478	RUB	49,300	10,229	–
BNP	02/2014	CHF	1,465	USD	1,594	23,199	–
BNP	02/2014	CLP	807,000	USD	1,545	–	42,657
BNP	02/2014	COP	3,044,000	USD	1,573	–	7,689
BNP	02/2014	CZK	30,300	USD	1,504	2,120	–
BNP	02/2014	IDR	18,035,000	USD	1,557	–	65,581
BNP	02/2014	ILS	5,550	USD	1,565	7,972	–
BNP	02/2014	NOK	9,270	USD	1,531	–	23,156
BNP	02/2014	NZD	1,925	USD	1,594	–	35,415
BNP	02/2014	PEN	4,380	USD	1,553	–	4,856
BNP	02/2014	PLN	5,010	USD	1,594	17,629	–
BNP	02/2014	SEK	10,180	USD	1,554	–	3,400
BNP	02/2014	TRY	850	USD	411	4,452	–
BNP	02/2014	USD	3,314	CAD	3,470	52,903	–
BOFA	02/2014	INR	102,000	USD	1,600	4,571	–
BOFA	02/2014	THB	50,000	USD	1,585	–	33,243
BOFA	02/2014	TWD	47,000	USD	1,605	–	11,981
BOFA	01/2014	USD	2,898	CAD	3,060	20,266	–
BOFA	12/2013	USD	499	COP	960,000	1,902	–
BOFA	02/2014	USD	88	KRW	94,000	–	526
CITNA-B	02/2014	AUD	65	USD	61	–	2,112
CITNA-B	12/2013	COP	960,000	USD	497	–	287
CITNA-B	02/2014	HKD	12,260	USD	1,582	–	298
CITNA-B	01/2014	NGN	218,000	USD	1,271	88,946	–
CITNA-B	02/2014	USD	973	COP	1,891,000	291	38
DEUL	02/2014	MYR	1,130	USD	353	–	4,086
DEUL	02/2014	PHP	69,000	USD	1,604	–	19,447
DEUL	02/2014	TWD	60,000	USD	2,045	–	12,282
DEUL	01/2014	USD	1,974	CLP	1,010,000	90,286	–
DEUL	02/2014	USD	7,503	EUR	5,610	–	118,781
DEUL	01/2014	USD	1,992	TRY	4,000	32,029	–
DEUL	02/2014	ZAR	15,640	USD	1,498	18,592	–
FIB	12/2013	USD	658	CHF	615	–	20,251
GSCO-OT	01/2015	BRL	4,570	USD	2,001	–	230,290
GSCO-OT	01/2015	USD	1,909	BRL	4,570	137,517	–
JPM	12/2013 - 01/2014	BRL	11,550	USD	5,070	–	137,406
JPM	01/2014	CLP	809,000	USD	1,544	–	35,361
JPM	01/2014 - 02/2014	EUR	2,945	USD	4,013	6,235	18,304
JPM	12/2013 - 01/2014	USD	5,382	BRL	12,450	66,861	–
JPM	01/2014	USD	2,458	CAD	2,535	74,623	–
JPM	01/2014	USD	5,345	GBP	3,300	–	54,473
JPM	02/2014	USD	1,542	NZD	1,860	37,617	–
JPM	01/2014	USD	1,476	RUB	48,000	47,087	–

14      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Forward Currency Exchange Contracts (Continued)

Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
MSCO	02/2014	RUB	51,700	USD	1,565	$–	$28,828
MSCO	12/2013	USD	1,499	CHF	1,395	–	40,470
MSCO	02/2014	USD	166	MXN	2,200	–	1,256
NOM	01/2014	CAD	1,520	USD	1,452	–	23,002
NOM	02/2014	CNH	9,610	USD	1,573	2,824	–
NOM	01/2014	EUR	835	USD	1,124	10,839	–
NOM	01/2014	USD	2,096	EUR	1,520	30,719	–
NOM	02/2014	USD	80	GBP	50	–	1,696
NOM	01/2014 - 02/2014	USD	9,708	JPY	963,000	302,129	–
RBSC	02/2014	HUF	70,000	USD	314	252	–
RBSC	01/2014	JPY	150,000	USD	1,542	–	77,499
RBSC	02/2014	USD	1,943	CZK	39,300	–	10,957
RBSC	01/2014	USD	2,015	SEK	13,040	28,276	–
SCB	01/2014	USD	1,284	NGN	218,000	–	75,709

Total Unrealized Appreciation and Depreciation						$1,254,075	$1,219,935

Over-the-Counter Options Written at November 29, 2013
Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value
BRL Currency Put	CFI	USD	2.290	12/27/13	BRL	(9,160,000)	$22,400	$(115,398)
CAD Currency Put	BOAC	USD	1.135	8/26/14	CAD	(2,270,000)	27,112	(19,120)
CLP Currency Put	BOAC	USD	510.000	12/19/13	CLP	(2,040,000,000)	32,700	(173,400)
EUR Currency Put	BAC	EUR	4.060	12/19/13	EUR	(4,000,000)	15,817	(109)
EUR Currency Put	BAC	EUR	0.833	12/6/13	EUR	(4,850,000)	27,735	(27,673)
EUR Currency Call	BAC	EUR	0.833	12/6/13	EUR	(4,850,000)	27,735	(27,672)
EUR Currency Put	BOAC	EUR	4.060	1/17/14	EUR	(3,000,000)	10,483	(1,887)
INR Currency Put	GSCO	USD	67.000	5/23/14	INR	(325,000,000)	126,265	(126,425)
INR Currency Call	GSCO	USD	60.000	5/23/14	INR	(291,000,000)	20,855	(28,518)
JPY Currency Put	NOMHI	USD	101.300	12/24/13	JPY	(506,500,000)	13,450	(79,520)
JPY Currency Put	CFI	USD	98.300	12/24/13	JPY	(491,500,000)	113,125	(202,006)
JPY Currency Put	CFI	USD	106.000	2/14/14	JPY	(530,000,000)	20,375	(29,150)
SGD Currency Call	BOAC	USD	1.250	8/27/14	SGD	(5,000,000)	57,700	(65,630)
SGD Currency Put	BOAC	USD	1.350	8/27/14	SGD	(5,400,000)	61,400	(22,804)
TRY Currency Put	JPM	USD	2.055	12/20/13	TRY	(8,220,000)	24,760	(12,840)

Total of Over-the-Counter Options Written							$601,912	$(932,152)

Glossary
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOAC	Bank of America Corp.
BOFA	Bank of America NA
CFI	Citigroup Funding, Inc.
CITNA-B	Citibank NA
DEUL	Deutsche Bank AG
FIB	Credit Suisse International
GSCO-OT	Goldman Sachs Bank USA
GSCO	Goldman Sachs Group, Inc. (The)
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.

15      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Counterparty Abbreviations (Continued)

NOM	Nomura Global Financial Products, Inc.
NOMHI	Nomura Holdings, Inc.
RBSC	Royal Bank of Scotland plc, (The)
SCB	Standard Chartered Bank

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesia Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippines Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

See accompanying Notes to Consolidated Financial Statements.

16      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES November 29, 2013[1] Unaudited

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $36,227,925)	$35,812,410
Affiliated companies (cost $11,128,726)	11,128,726

46,941,136

Cash	2,087,492

Unrealized appreciation on foreign currency exchange contracts	1,254,075

Receivables and other assets:
Interest and dividends	240,235
Investments sold	55,445
Shares of beneficial interest sold	14,652
Expense waivers/reimbursements due from manager	120
Other	10,835

Total assets	50,603,990

Liabilities
Unrealized depreciation on foreign currency exchange contracts	1,219,935

Options written, at value (premiums received $601,912)	932,152

Payables and other liabilities:
Shares of beneficial interest redeemed	37,959
Investments purchased	15,268
Shareholder communications	6,422
Transfer and shareholder servicing agent fees	4,040
Trustees’ compensation	3,883
Distribution and service plan fees	3,498
Other	52,375

Total liabilities	2,275,532

Net Assets	$48,328,458

Composition of Net Assets
Par value of shares of beneficial interest	$3,516

Additional paid-in capital	50,679,727

Accumulated net investment loss	(580,432)

Accumulated net realized loss on investments and foreign currency transactions	(1,060,503)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(713,850)

Net Assets	$48,328,458

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

17      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $14,259,115 and 1,040,792 shares of beneficial interest outstanding)	$13.70
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$14.02

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,209,226 and 164,354 shares of beneficial interest outstanding)	$13.44

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $31,161,589 and 2,259,620 shares of beneficial interest outstanding)	$13.79

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $173,251 and 12,713 shares of beneficial interest outstanding)	$13.63

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $525,277 and 38,207 shares of beneficial interest outstanding)	$13.75

See accompanying Notes to Consolidated Financial Statements.

18      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED STATEMENT OF OPERATIONS For the Six Months Ended November 29, 2013[1] Unaudited

Investment Income
Interest	$201,998

Dividends:
Unaffiliated companies	1,433
Affiliated companies	6,239

Other income	341

Total investment income	210,011

Expenses
Management fees	166,577

Distribution and service plan fees:
Class A	6,911
Class C	11,746
Class N	459

Transfer and shareholder servicing agent fees:
Class A	10,063
Class C	5,126
Class I	4,620
Class N	374
Class Y	580

Shareholder communications:
Class A	6,729
Class C	4,450
Class I	21
Class N	315
Class Y	898

Legal, auditing and other professional fees	27,967

Custodian fees and expenses	26,189

Trustees’ compensation	11,144

Other	7,160

Total expenses	291,329
Less waivers and reimbursements of expenses	(36,693)

Net expenses	254,636

Net Investment Loss	(44,625)

19      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED STATEMENT OF OPERATIONS Unaudited Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	$939,567
Closing and expiration of option contracts written	615,118
Foreign currency transactions	(2,497,773)

Net realized loss	(943,088)

Net change in unrealized appreciation/depreciation on:
Investments	50,441
Translation of assets and liabilities denominated in foreign currencies	738,036
Option contracts written	(239,264)

Net change in unrealized appreciation/depreciation	549,213

Net Decrease in Net Assets Resulting from Operations	$(438,500)

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

20      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 29, 2013[1] (Unaudited)	Year Ended May 31, 2013

Operations
Net investment income (loss)	$(44,625)	$23,208

Net realized loss	(943,088)	(679,526)

Net change in unrealized appreciation/depreciation	549,213	(640,297)

Net decrease in net assets resulting from operations	(438,500)	(1,296,615)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(1,235,896)	(1,812,248)
Class C	(324,645)	(954,360)
Class I	1,247,110	30,657,863
Class N	(39,579)	(30,991)
Class Y	(511,210)	(1,221,321)

	(864,220)	26,638,943

Net Assets
Total increase (decrease)	(1,302,720)	25,342,328

Beginning of period	49,631,178	24,288,850

End of period (including accumulated net investment loss of $580,432 and $535,807, respectively)	$48,328,458	$49,631,178

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

21      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended November 29, 2013[1] (Unaudited)	Year Ended May 31, 2013	Year Ended May 31, 2012[2]	Period Ended May 31, 2011[3]

Per Share Operating Data
Net asset value, beginning of period	$13.84	$14.03	$15.95	$15.00

Income (loss) from investment operations:
Net investment income (loss)[4]	(0.02)	0.02	0.02	(0.01)
Net realized and unrealized gain (loss)	(0.12)	(0.21)	(1.62)	1.49

Total from investment operations	(0.14)	(0.19)	(1.60)	1.48

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.32)	(0.53)

Net asset value, end of period	$13.70	$13.84	$14.03	$15.95

Total Return, at Net Asset Value[5]	(1.01)%	(1.28)%	(10.16)%	10.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,259	$15,638	$17,644	$17,787

Average net assets (in thousands)	$14,959	$17,273	$18,992	$13,239

Ratios to average net assets:[6]
Net investment income (loss)	(0.32)%	0.12%	0.13%	(0.08)%
Total expenses[7]	1.29%	1.60%	1.40%	1.46%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.18%	1.18%	1.10%	1.10%

Portfolio turnover rate	0%	27%	0%	0%

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

3. For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

4. Per share amounts calculated based on the average shares outstanding during the period.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended November 29, 2013	1.31%
Year Ended May 31, 2013	1.62%
Year Ended May 31, 2012	1.41%
Period Ended May 31, 2011	1.46%

See accompanying Notes to Consolidated Financial Statements.

22      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Class C	Six Months Ended November 29, 2013[1] (Unaudited)	Year Ended May 31, 2013	Year Ended May 31, 2012[2]	Period Ended May 31, 2011[3]

Per Share Operating Data
Net asset value, beginning of period	$13.63	$13.92	$15.86	$15.00

Income (loss) from investment operations:
Net investment loss[4]	(0.07)	(0.09)	(0.09)	(0.11)
Net realized and unrealized gain (loss)	(0.12)	(0.20)	(1.61)	1.47

Total from investment operations	(0.19)	(0.29)	(1.70)	1.36

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.24)	(0.50)

Net asset value, end of period	$13.44	$13.63	$13.92	$15.86

Total Return, at Net Asset Value[5]	(1.39)%	(2.08)%	(10.74)%	9.22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,209	$2,567	$3,558	$2,586

Average net assets (in thousands)	$2,335	$3,081	$3,728	$1,074

Ratios to average net assets:[6]
Net investment loss	(1.07)%	(0.61)%	(0.62)%	(0.80)%
Total expenses[7]	2.79%	3.01%	2.61%	2.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.94%	1.92%	1.85%	1.85%

Portfolio turnover rate	0%	27%	0%	0%

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

3. For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

4. Per share amounts calculated based on the average shares outstanding during the period.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended November 29, 2013	2.81%
Year Ended May 31, 2013	3.03%
Year Ended May 31, 2012	2.62%
Period Ended May 31, 2011	2.74%

See accompanying Notes to Consolidated Financial Statements.

23      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended November 29, 2013[1] (Unaudited)	Period Ended May 31, 2013[2]

Per Share Operating Data
Net asset value, beginning of period	$13.91	$14.63

Income (loss) from investment operations:
Net investment income[3]	0.00	0.01
Net realized and unrealized loss	(0.12)	(0.73)

Total from investment operations	(0.12)	(0.72)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00

Net asset value, end of period	$13.79	$13.91

Total Return, at Net Asset Value[4]	(0.86)%	(4.92)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,162	$30,173

Average net assets (in thousands)	$30,552	$2,224

Ratios to average net assets:[5]
Net investment income (loss)	(0.04%)	0.19%
Total expenses[6]	1.00%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.89%	0.94%

Portfolio turnover rate	0%	27%

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

2. For the period from September 28, 2012 (inception of offering) to May 31, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended November 29, 2013	1.02%
Period Ended May 31, 2013	1.08%

See accompanying Notes to Consolidated Financial Statements.

24      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Class N	Six Months Ended November 29, 2013[1] (Unaudited)	Year Ended May 31, 2013	Year Ended May 31, 2012[2]	Period Ended May 31, 2011[3]

Per Share Operating Data
Net asset value, beginning of period	$13.78	$14.01	$15.92	$15.00

Income (loss) from investment operations:
Net investment loss[4]	(0.04)	(0.02)	(0.02)	(0.05)
Net realized and unrealized gain (loss)	(0.11)	(0.21)	(1.60	1.49

Total from investment operations	(0.15)	(0.23)	(1.62)	1.44

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.29)	(0.52)

Net asset value, end of period	$13.63	$13.78	$14.01	$15.92

Total Return, at Net Asset Value[5]	(1.09)%	(1.57)%	(10.32)%	9.75%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$173	$215	$249	$334

Average net assets (in thousands)	$187	$231	$332	$86

Ratios to average net assets:[6]
Net investment loss	(0.56)%	(0.13)%	(0.13)%	(0.32)%
Total expenses[7]	2.20%	2.27%	2.13%	2.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.44%	1.43%	1.35%	1.35%

Portfolio turnover rate	0%	27%	0%	0%

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

3. For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

4. Per share amounts calculated based on the average shares outstanding during the period.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended November 29, 2013	2.22%
Year Ended May 31, 2013	2.29%
Year Ended May 31, 2012	2.14%
Period Ended May 31, 2011	2.73%

See accompanying Notes to Consolidated Financial Statements.

25      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended November 29, 2013[1] (Unaudited)	Year Ended May 31, 2013	Year Ended May 31, 2012[2]	Period Ended May 31, 2011[3]

Per Share Operating Data
Net asset value, beginning of period	$13.87	$14.06	$15.97	$15.00

Income (loss) from investment operations:
Net investment income[4]	0.00	0.02	0.06	0.03
Net realized and unrealized gain (loss)	(0.12)	(0.21)	(1.63)	1.47

Total from investment operations	(0.12)	(0.19)	(1.57)	1.50

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.34)	(0.53)

Net asset value, end of period	$13.75	$13.87	$14.06	$15.97

Total Return, at Net Asset Value[5]	(0.87)%	(1.28)%	(9.93)%	10.21%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$525	$1,038	$2,838	$2,028

Average net assets (in thousands)	$811	$12,696	$3,377	$845

Ratios to average net assets:[6]
Net investment income (loss)	(0.04%)	0.15%	0.37%	0.20%
Total expenses[7]	1.33%	1.15%	1.33%	1.49%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.91%	0.98%	0.85%	0.85%

Portfolio turnover rate	0%	27%	0%	0%

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Consolidated Notes.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Consolidated Notes.

3. For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

4. Per share amounts calculated based on the average shares outstanding during the period.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended November 29, 2013	1.35%
Year Ended May 31, 2013	1.17%
Year Ended May 31, 2012	1.34%
Period Ended May 31, 2011	1.49%

See accompanying Notes to Consolidated Financial Statements.

26      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies

Oppenheimer Currency Opportunities Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). As of November 29, 2013, approximately 84% of the Fund’s total shares outstanding were owned by the Manager and its affiliates.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual Period. The last day of the Fund’s semiannual period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Currency Opportunities Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals. The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

27      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At November 29, 2013, the Fund owned 10,000 shares with a market value of $1,995,301.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

28      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

1. Significant Accounting Policies (Continued)

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income , including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

During the fiscal year ended May 31, 2013, the Fund utilized did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year.

As of November 29, 2013, it is estimated that the capital loss carryforwards would be $943,088 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended November 29, 2013, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 29, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$47,356,651
Federal tax cost of other investments	(601,912)

Total federal tax cost	$46,754,739

Gross unrealized appreciation	$787,584
Gross unrealized depreciation	(1,533,339)

Net unrealized depreciation	$(745,755)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a

29      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

30      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

1. Significant Accounting Policies (Continued)

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

31      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar

32      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

2. Securities Valuation (Continued)

securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of November 29, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Foreign Government Obligations	$—	$35,146,659	$—	$35,146,659
Over-the Counter Options Purchased	—	665,751	—	665,751
Investment Company	11,128,726	—	—	11,128,726

Total Investments, at Value	11,128,726	35,812,410	—	46,941,136

33      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table (Continued)
Other Financial Instruments:
Foreign Currency Exchange Contracts	$—	$1,254,075	$—	$1,254,075

Total Assets	$11,128,726	$37,066,485	$—	$48,195,211

Liabilities Table
Other Financial Instruments:
Foreign Currency Exchange Contracts	$—	$(1,219,935)	$—	$(1,219,935)
Option written, at value	—	(932,152)	—	(932,152)

Total Liabilities	$—	$(2,152,087)	$—	$(2,152,087)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended November 29, 2013		Year Ended May 31, 2013
	Shares	Amount	Shares	Amount

Class A
Sold	24,729	$341,435	166,935	$2,398,095
Redeemed	(114,250)	(1,577,331)	(294,312)	(4,210,343)

Net decrease	(89,521)	$(1,235,896)	(127,377)	$(1,812,248)

Class C
Sold	14,356	$195,330	81,189	$1,156,921
Redeemed	(38,336)	(519,975)	(148,440)	(2,111,281)

Net decrease	(23,980)	$(324,645)	(67,251)	$(954,360)

Class I
Sold	229,874	$3,187,800	2,178,847	$30,786,413
Redeemed	(140,019)	(1,940,690)	(9,082)	(128,550)

Net increase	89,855	$1,247,110	2,169,765	$30,657,863

Class N
Sold	1,341	$18,460	3,369	$47,902
Redeemed	(4,265)	(58,039)	(5,517)	(78,893)

Net decrease	(2,924)	$(39,579)	(2,148)	$(30,991)

34      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

3. Shares of Beneficial Interest (Continued)

	Six Months Ended November 29, 2013		Year Ended May 31, 2013
	Shares	Amount	Shares	Amount

Class Y
Sold	2,367	$32,672	2,106,458	$30,352,042
Redeemed	(39,030)	(543,882)	(2,233,364)	(31,573,363)

Net decrease	(36,663)	$(511,210)	(126,906)	$(1,221,321)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended November 29, 2013 were as follows:

	Purchases	Sales
Investment securities	$—	$—

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.65%
Next $500 million	0.62
Next $4 billion	0.60
Over $5 billion	0.55

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Consolidated Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the

35      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2013 were as follows:

Class C	$66,121
Class N	7,497

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

36      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

5. Fees and Other Transactions with Affiliates (Continued)

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor

November 29, 2013	$334	$—	$798	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the Fund’s management fee in an amount equal to the management fee of the Subsidiary. During the six months ended November 29, 2013, this waiver reduced the Fund’s management fee by $6,580.

The Manager has agreed to voluntarily waive a portion of its management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) will not exceed 1.10% of average annual net assets for Class A shares, 1.85% for Class C shares, 0.80% for Class I, 1.35% for Class N shares and 0.85% for Class Y shares. During the six months ended November 29, 2013, the Manager reimbursed the Fund $3,844, $7,584, $8,692, $585 and $1,503 for Class A, Class C, Class I, Class N and Class Y shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended November 29, 2013, the Manager waived fees and/or reimbursed the Fund $6,039 for IMMF management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended November 29, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class C	$1,791
Class N	75

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps,

37      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances

38      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the six months ended November 29, 2013, the Fund had daily average contract amounts on forward contracts to buy and sell of $82,885,685 and $72,892,886, respectively.

39      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended November 29, 2013, the Fund had an ending monthly average market value of $247,610 and $340,032 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

40      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended November 29, 2013, the Fund had an ending monthly average market value of $265,364 and $311,366 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the six months ended November 29, 2013 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums

Options outstanding as of May 31, 2013	261,680,000	$182,716	654,912,000	$242,868
Options written	2,130,949,000	1,008,325	29,882,602,000	1,170,839
Options closed or expired	(1,272,699,000)	(635,778)	(8,277,761,000)	(365,052)
Options exercised	(819,080,000)	(448,973)	(18,329,853,000)	(553,033)

Options outstanding as of November 29, 2013	300,850,000	$106,290	3,929,900,000	$495,622

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of November 29, 2013, the Fund has required certain counterparties to post collateral of $323,206.

41      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

42      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral posted for the benefit of the Fund at November 29, 2013:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Assets in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America Corp.	$154,222	$(154,222)	$—	$—	$—
Bank of America NA	26,739	(26,739)	—	—	—
Barclays Bank plc	160,485	(134,052)	—	—	26,433
BNP Paribas	108,275	(108,275)	—	—	—
Citigroup Funding, Inc.	193,993	(193,993)	—	—	—
Citibank NA	89,237	(2,735)	—	—	86,502
Deutsche Bank AG	140,907	(140,907)	—	—	—
Goldman Sachs Bank USA	137,517	(137,517)	—	—	—
Goldman Sachs Group, Inc. (The)	98,982	(98,982)	—	—	—
JPMorgan Chase Bank NA	232,423	(232,423)	—	—	—
Nomura Global Financial Products, Inc.	346,511	(24,698)	(272,100)	—	49,713
Nomura Holdings, Inc.	202,007	(79,520)	—	—	122,487
Royal Bank of Scotland plc (The)	28,528	(28,528)	—	—	—

Total	$1,919,826	$(1,362,591)	$(272,100)	$—	$285,135

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by Fund at November 29, 2013:

43      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amount of Liabilities in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America Corp.	$(282,841)	$154,222	$—	$—	$(128,619)
Bank of America NA	(45,750)	26,739	—	—	(19,011)
Barclays Bank plc	(134,052)	134,052	—	—	—
BNP Paribas	(182,754)	108,275	—	—	(74,479)
Citigroup Funding, Inc.	(346,554)	193,993	—	—	(152,561)
Citibank NA	(2,735)	2,735	—	—	—
Credit Suisse International	(20,251)	—	—	—	(20,251)
Deutsche Bank AG	(154,596)	140,907	—	—	(13,689)
Goldman Sachs Bank USA	(230,290)	137,517	—	—	(92,773)
Goldman Sachs Group, Inc. (The)	(154,943)	98,982	—	—	(55,961)
JPMorgan Chase Bank NA	(258,384)	232,423	—	—	(25,961)
Morgan Stanley Capital Services, Inc.	(70,554)	—	—	—	(70,554)
Nomura Global Financial Products, Inc.	(24,698)	24,698	—	—	$—
Nomura Holdings, Inc.	(79,520)	79,520	—	—	—
Royal Bank of Scotland plc (The)	(88,456)	28,528	—	—	(59,928)
Standard Chartered Bank	(75,709)	—	—	—	(75,709)

Total	$(2,152,087)	$1,362,591	$—	$—	$(789,496)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities as of November 29, 2013:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
	Unrealized appreciation on foreign currency exchange contracts		Unrealized depreciation on foreign currency exchange contracts
Foreign exchange contracts		$1,254,075		$1,219,935
Foreign exchange contracts	Investments, at value	665,751*	Options written, at value	932,152

Total		$1,919,826		$2,152,087

*Amounts relate to purchased options.

44      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of options contracts	Foreign currency transactions	Total
Foreign exchange contracts	$(662,113)	$615,118	$(531,730)	$(578,725)

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain of (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Translation of assets and liabilities denominated in foreign currencies	Total
Foreign exchange contracts	$40,038	$(239,264)	$286,624	$87,398

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities

45      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

7. Pending Litigation (Continued)

laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

46      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

47      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Alessio de Longis, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail currency funds. The Board noted that the Fund underperformed its performance category median for the one-year period. The Board considered that the Fund’s performance category includes a broad range of currency strategies which are quite different from the Fund’s strategy, including absolute return and long U.S. dollar strategies, whereas the Manager uses a short U.S. dollar/long foreign currency strategy in managing the Fund. The Board noted that because the U.S. dollar is the funding source used by the Fund to buy foreign currencies, a rising U.S. dollar presents a headwind for the Fund’s strategy that is not present in absolute return or long U.S. dollar strategies. The Board noted that in 2012, the Fund’s carry strategy, where the Manager focused on high-yielding currencies in emerging markets and G10 countries, was a negative contributor because several high-yielding currencies underperformed last year.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail currency funds with comparable asset levels and distribution features. The Board noted that within the total asset range of $0-$50 million, the Fund’s effective management fee was equal to its peer group median and lower than its category median. The Fund’s contractual management fee was lower than its peer group median and its category median. The Fund’s total expenses were lower than its peer group median and its category median. The Board also considered that the Manager has agreed to voluntarily limit the total annual operating expenses after fee waiver and/or reimbursement for all classes of shares of the Fund so that total expenses, as percentage of average daily net assets, will not exceed the following annual rates: 1.10% for Class A Shares; 1.85% for Class C Shares; 1.35% for Class N Shares; 0.85% for Class Y Shares; and 0.80% for Class I Shares. This waiver and/or reimbursement may not be amended or withdrawn until one year after the date of the Fund’s prospectus.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability

48      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

49      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

50      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Alessio de Longis, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

51      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

— Applications or other forms
— When you create a user ID and password for online account access
— When you enroll in eDocs Direct, our electronic document delivery service
— Your transactions with us, our affiliates or others
— A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
— When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

52      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

53      OPPENHEIMER CURRENCY OPPORTUNITIES FUND

OppenheimerFunds™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RS1365.001.1113 January 24, 2014

SR0000.010.1113.fnl.indd 44 12/5/13 4:57 PM

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/29/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Currency Opportunities Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	1/13/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	1/13/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	1/13/2014